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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2003


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  1-15951          22-3713430
     (State or other jurisdiction   (Commission      (IRS Employer
      of incorporation)              File Number)    Identification No.)


            211 Mount Airy Road
            Basking Ridge, NJ                                  07920
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000




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ITEM 5. OTHER EVENTS

         On January 28, 2003, Avaya Inc., a Delaware corporation ("Avaya"), issued a press release announcing the extension of the exchange offer for its Liquid Yield Option(TM) Notes due 2021. The press release is attached hereto as
Exhibit 99.1

         Note: Liquid Yield Option is a trademark of Merrill Lynch & Co., Inc.

ITEM 7(c).  EXHIBITS

99.1     Press release dated January 28, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVAYA INC.


Date: January 28, 2003             By:       /s/ Garry K. McGuire
                                         ---------------------------------------
                                         Name: Garry K. McGuire
                                         Title: Chief Financial Officer
                                                   and Senior Vice
                                                   President,
                                                   Operations

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                                  EXHIBIT INDEX



EXHIBIT NUMBER                      DESCRIPTION


99.1     Press release dated January 28, 2003.